                                                               December 27, 1995
FORTIS ADVANTAGE PORTFOLIOS, INC.

To the Shareholders of the Government Total Return Portfolio:

    Enclosed with this letter is a proxy voting ballot, a Prospectus/Proxy Statement and related information concerning a Special Meeting of Shareholders of the Government Total Return Portfolio (the "Acquired Fund") of Fortis Advantage Portfolios, Inc. to be held on Friday, February 9, 1996. The purpose of this Special Meeting is to submit to shareholders of the Acquired Fund a proposal to combine that Fund with and into the Fortis U.S. Government Securities Fund portfolio (the "Acquiring Fund") of Fortis Income Portfolios, Inc. by means of the reorganization described in the Prospectus/Proxy Statement.

    If the proposed combination of Funds is approved, you will receive the same class of shares in the Acquiring Fund that you currently hold in the Acquired Fund. The exchange of shares will take place on the basis of the relative net asset values per share of the respective classes of the two Funds. As described in the Prospectus/Proxy Statement, sales charges and Rule 12b-1 fees will remain unchanged as a result of the proposed combination of Funds, EXCEPT that Class A shares of the Acquiring Fund are subject to LOWER Rule 12b-1 fees than Class A shares of the Acquired Fund.

    Fortis Advisers, Inc. acts as the investment adviser, transfer agent, and dividend disbursing agent for both the Acquired Fund and the Acquiring Fund. As described in the Prospectus/Proxy Statement, the investment advisory and management fee schedule of the Acquiring Fund is slightly more favorable to shareholders than that of the Acquired Fund. As a result of the favorable fee schedule and the larger size of the Acquiring Fund relative to the Acquired Fund, the Acquiring Fund currently pays, and after the reorganization will pay, a lower investment advisory and management fee than the Acquired Fund currently pays.

    At July 31, 1995, the Acquired Fund had net assets of only approximately $64.5 million, while the Acquiring Fund had net assets of approximately $481.1 million. The Acquired Fund's Board of Directors believes that the proposed combination of Funds is in the best interests of Acquired Fund shareholders because, among other things, it is expected to significantly lower the total expense ratio experienced by such shareholders due to the economies of scale associated with becoming part of a larger Fund, as described at pages 8 - 10 of the Prospectus/Proxy Statement.

    Although the investment objectives of the two Funds are similar in that both seek to provide shareholders with a high level of current income and with capital appreciation, shareholders should carefully consider both the similarities and the differences between the investment objectives, policies and restrictions of the two Funds. These similarities and differences, as well as other important information concerning the proposed combination of Funds, are described in detail in the Prospectus/ Proxy Statement, which you are encouraged to review carefully. If you have any additional questions, please call your registered representative, or the Acquired Fund directly at 1-800-800-2638, Ext. 3012 or 3014.

    The Acquired Fund's Board of Directors has approved the proposed combination of Funds and recommends it for your approval. I encourage you to vote "FOR" the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.

Sincerely,

            [SIG]

Dean C. Kopperud
PRESIDENT

                       GOVERNMENT TOTAL RETURN PORTFOLIO
                         A SEPARATELY MANAGED SERIES OF
                       FORTIS ADVANTAGE PORTFOLIOS, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164
                                 (800) 738-4000
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 9, 1996
                             ---------------------

                                                               December 27, 1995
To the Shareholders of Government Total Return Portfolio:

    NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Government Total Return Portfolio (the "Acquired Fund"), a separately managed series of Fortis Advantage Portfolios, Inc. ("Fortis Advantage"), will be held at 10:00 a.m., Central time, on Friday, February 9, 1996, at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota. The purpose of the special meeting is as follows:

    1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of the Acquired Fund by Fortis U.S. Government Securities Fund (the "Acquiring Fund"), a separately managed series of Fortis Income Portfolios, Inc., in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Acquired Fund and (b) the liquidation of the Acquired Fund and the pro rata distribution of the Acquiring Fund shares to Acquired Fund shareholders. Under the Plan, Acquired Fund shareholders will receive the same class of shares of the Acquiring Fund that they held in the Acquired Fund, having a net asset value equal as of the effective time of the Plan to the net asset value of their Acquired Fund shares. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Fortis Advantage required to effect the reorganization contemplated by the Plan.

    2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    Even if Acquired Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization -- Plan of Reorganization" in the attached Prospectus/Proxy Statement.

    THE BOARD OF DIRECTORS OF THE ACQUIRED FUND RECOMMENDS APPROVAL OF THE PLAN.

    The close of business on December 15, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled "Voting Information."

                                          By Order of the Board of Directors,

                                          MICHAEL J. RADMER
                                          SECRETARY

                           PROSPECTUS/PROXY STATEMENT
                            DATED DECEMBER 27, 1995

                          ACQUISITION OF THE ASSETS OF

                       GOVERNMENT TOTAL RETURN PORTFOLIO
                         A SEPARATELY MANAGED SERIES OF
                       FORTIS ADVANTAGE PORTFOLIOS, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164
                                 (800) 738-4000

                        BY AND IN EXCHANGE FOR SHARES OF

                     FORTIS U.S. GOVERNMENT SECURITIES FUND
                         A SEPARATELY MANAGED SERIES OF
                         FORTIS INCOME PORTFOLIOS, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64284, ST. PAUL, MINNESOTA 55164
                                 (800) 738-4000

    This Prospectus/Proxy Statement is being furnished to the shareholders of Government Total Return Portfolio (the "Acquired Fund"), a separately managed series of Fortis Advantage Portfolios, Inc. ("Fortis Advantage"), in connection with a special meeting (the "Meeting") of the shareholders of the Acquired Fund to be held at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota, on Friday, February 9, 1996, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to shareholders of the Acquired Fund on or about December 27, 1995. Information concerning the voting rights of each Acquired Fund shareholder is set forth under "Voting Information" below. Representatives of Fortis Advisers, Inc., the investment adviser and manager of the Acquired Fund, or of its affiliates, may, without cost to the Acquired Fund, solicit proxies for management of the Acquired Fund by means of mail, telephone, or personal calls. In addition, the services of a third-party proxy solicitation firm may be utilized, with such firm's fees and expenses allocated between and borne by the Acquired Fund and the Acquiring Fund as described under "Information About the Reorganization -- Plan of Reorganization" below. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending proxy soliciting materials on behalf of the Board of Directors to their principals.

    As set  forth  in  the  Notice of  Special  Meeting  of  Shareholders,  this
Prospectus/Proxy   Statement  relates  to  a  proposed  Agreement  and  Plan  of
Reorganization (the "Plan") providing for (i) the acquisition of substantially all the assets and the assumption of all liabilities of the Acquired Fund by Fortis U.S. Government Securities Fund (the "Acquiring Fund"), a separately managed series of Fortis Income Portfolios, Inc., in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund, and (ii) the liquidation of the Acquired Fund and the pro rata distribution of its holdings of Acquiring Fund shares to Acquired Fund shareholders. The Acquired Fund and the Acquiring Fund are sometimes referred to herein, individually, as a "Fund," or together, as the "Funds." A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Fortis Advantage required to effect the reorganization contemplated by the Plan.

    As a result of the transactions contemplated by the Plan (collectively, the "Reorganization"), each shareholder of the Acquired Fund will receive Acquiring Fund shares of the same class that he or she held in the Acquired Fund, with a net asset value equal at the effective time of the Reorganization to the net asset value of the shareholder's Acquired Fund shares at such time. The Reorganization is being structured as a tax-free reorganization so that no income, gain or loss will be recognized by the Acquired Fund or its shareholders as a result thereof (except that the Acquired Fund contemplates that it will make a distribution, immediately prior to the Reorganization, of all of its current year net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Acquired Fund shareholders subject to taxation). The shareholders of the Acquired Fund are being asked to vote on the proposed Plan and Reorganization at the Meeting.

    In addition to the approval of the Plan and Reorganization by Acquired Fund shareholders, the consummation of the Reorganization is subject to certain other conditions. See "Information About the Reorganization -- Plan of Reorganization."

    The Acquired Fund and the Acquiring Fund are both diversified, open-end funds with investment objectives which are similar, in that both seek to provide shareholders with a high level of current income and with capital appreciation.
Specifically:

    - The investment objective of the Acquired Fund is to provide investors with a high level of current income consistent with liquidity and the preservation of principal. In addition, the Acquired Fund will, when market conditions permit and consistent with the overall goal of preserving capital, seek capital appreciation.

    - The investment objective of the Acquiring Fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a high level of current income consistent with prudent investment risk.

The investment policies of the Acquired Fund and the Acquiring Fund are similar but not identical. Specifically:

    - Under normal market conditions, the Acquired Fund invests at least 80% of its net assets in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States Government), cash, and receivables. In addition, the Acquired Fund may invest up to 20% of its net assets in certain types of debt securities which are not issued or guaranteed by the United States Government or its agencies or instrumentalities.

    - The Acquiring Fund invests in securities issued, guaranteed, insured, or collateralized by the United States Government or its agencies or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States Government). Unlike the Acquired Fund, the Acquiring Fund is not permitted to invest any portion of its assets in debt securities which are not issued or guaranteed by the United States Government or its agencies or instrumentalities. At the present time, the Acquired Fund does not hold any assets which would not be permitted investments for the Acquiring Fund.

In addition, both Funds may engage in certain repurchase agreement, delayed delivery, securities lending, and other transactions and may, to the extent consistent with the investment policies described above, invest in certain types of mortgage-backed securities and collateralized mortgage obligations. The Funds' investment objectives, policies and restrictions are described and compared in further detail herein under "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions."

    For   certain  comparative  information  concerning  the  respective  Funds'
portfolio compositions and overall durations, see "Summary -- Investment Objectives, Policies and Restrictions" herein.

    Fortis Advisers, Inc. ("Advisers") serves as the investment adviser, transfer agent and dividend agent to both the Acquired Fund and the Acquiring Fund.

    This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the proposed Plan and Reorganization and about the Acquiring Fund and its affiliates that each Acquired Fund shareholder should know prior to voting on the proposed Plan and Reorganization.

                           INCORPORATION BY REFERENCE

    The documents listed in items 1, 2 and 4 below, which have been filed with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference to the extent noted below. A Statement of Additional Information dated December 27, 1995 relating to this Prospectus/ Proxy Statement has been filed with the Commission and is also incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information, and of each of the documents listed in items 3 through 7 below, is available upon request and without charge by writing to the Acquiring Fund at P.O. Box 64284, St. Paul, Minnesota 55164, or by calling (800) 800-2638, Ext. 3012 or 3014. The documents listed in items 2, 3, and 5 through 7 below are incorporated by reference into the Statement of Additional Information and will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

    1. The Prospectus dated December 1, 1995 of the Acquiring Fund is incorporated herein in its entirety by reference, and a copy thereof accompanies this Prospectus/Proxy Statement.

    2. The "Letter to Shareholders" set forth at pages 2-3 of the Acquiring Fund's Annual Report for the fiscal year ended July 31, 1995 is incorporated herein by reference, and a copy of such Annual Report accompanies this Prospectus/Proxy Statement. The entire Annual Report is incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

    3. The Statement of Additional Information dated December 1, 1995 of the Acquiring Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

    4. The Prospectus dated March 1, 1995 of the Acquired Fund is incorporated herein in its entirety by reference.

    5. The Statement of Additional Information dated March 1, 1995 of the Acquired Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

    6. The Annual Report of the Acquired Fund for the fiscal year ended October 31, 1994 is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

    7. The Semi-Annual Report of the Acquired Fund for the six months ended April 30, 1995 is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Also accompanying and attached to this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan for the proposed Reorganization.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR  ANY STATE SECURITIES  COMMISSION NOR HAS  THE
       SECURITIES  AND EXCHANGE  COMMISSION OR  ANY STATE SECURITIES
            COMMISSION PASSED UPON THE  ACCURACY OR ADEQUACY  OF
                THIS  PROSPECTUS. ANY REPRESENTATION TO THE
                           CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY

    This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and in the documents incorporated by reference herein, and by reference to the Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A. Acquired Fund shareholders should review the accompanying documents carefully in connection with their review of this Prospectus/Proxy Statement.

PROPOSED REORGANIZATION

    The Plan provides for (i) the acquisition of substantially all of the assets and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund and (ii) the liquidation of the Acquired Fund and the pro rata distribution of its holdings of Acquiring Fund shares to Acquired Fund shareholders as of the effective time of the Reorganization (the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on March 1, 1996, or such later date as provided for in the Plan) (such time and date, the "Effective Time"). The value of the Acquired Fund assets and liabilities to be acquired by the Acquiring Fund, and the value of the Acquiring Fund shares to be exchanged therefor, will be computed as of the Effective Time. As a result of the Reorganization, each shareholder of the Acquired Fund will receive Acquiring Fund shares of the same class that he or she held in the Acquired Fund, with a net asset value equal to the net asset value of the shareholder's Acquired Fund shares as of the Effective Time. See "Information About the Reorganization."

    For the reasons set forth below under "Information About the Reorganization -- Reasons for the Reorganization," the Board of Directors of the Acquired Fund, including all of the "non-interested" Directors, as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization would be in the best interests of the shareholders of the Acquired Fund and that the interests of Acquired Fund's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Plan for approval by Acquired Fund shareholders.

    The Board of Directors of the Acquiring Fund has also concluded that the Reorganization would be in the best interests of the Acquiring Fund's existing shareholders and has therefore approved the Reorganization on behalf of the Acquiring Fund.

    Approval of the Plan and Reorganization will require the affirmative vote of a majority of the outstanding shares of each class of the Acquired Fund, voting as separate classes.

TAX CONSEQUENCES

    Prior to completion of the Reorganization, the Acquired Fund will have received from counsel an opinion that, upon the Reorganization and the transfer of the assets of the Acquired Fund, no gain or loss will be recognized by the Acquired Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Acquiring Fund shares that are received by each Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the Acquired Fund shares previously held by such shareholders. In addition, the holding period and tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as in the hands of the Acquired Fund immediately prior to the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    The Acquired Fund and the Acquiring Fund are both diversified, open-end funds with investment objectives which are similar, in that both seek to provide shareholders with a high level of current income and with capital appreciation.
Specifically:

    - The investment objective of the Acquired Fund is to provide investors with a high level of current income consistent with liquidity and the preservation of principal. In addition, the Acquired Fund will, when market conditions permit and consistent with the overall goal of preserving capital, seek capital appreciation.

    - The investment objective of the Acquiring Fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a high level of current income consistent with prudent investment risk.

The investment policies of the Acquired Fund and the Acquiring Fund are similar but not identical. Specifically:

    - Under normal market conditions, the Acquired Fund invests at least 80% of its net assets in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States Government), cash, and receivables. In addition, the Acquired Fund may invest up to 20% of its net assets in certain types of debt securities which are not issued or guaranteed by the United States Government or its agencies or instrumentalities.

    - The Acquiring Fund invests in securities issued, guaranteed, insured, or collateralized by the United States Government or its agencies or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States Government). Unlike the Acquired Fund, the Acquiring Fund is not permitted to invest any portion of its assets in debt securities which are not issued or guaranteed by the United States Government or its agencies or instrumentalities. At the date of this Prospectus/Proxy Statement, the Acquired Fund does not hold any assets which would not be permitted investments for the Acquiring Fund.

In addition, both Funds may engage in certain repurchase agreement, delayed delivery, securities lending, and other transactions and may, to the extent consistent with the investment policies described above, invest in certain types of mortgage-backed securities and collateralized mortgage obligations. The Funds' investment objectives, policies and restrictions are described and compared in further detail herein under "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions."

    Based on the historical performance and current portfolio composition of the respective Funds, the Funds' investment adviser expects that the level of net investment income of the respective classes of Acquiring Fund shares issued in the Reorganization will be somewhat higher than the historical level of net investment income on the respective classes of Acquired Fund shares. As of July 31, 1995, the Acquired Fund held approximately 40.2% of its net assets in mortgage-backed securities and approximately 57.8% in treasury and agency bonds, while the Acquiring Fund held approximately 38.7% and 60.8%, respectively, of its net assets in these two types of securities. At September 30, 1995, the Acquired Fund's overall duration was approximately 4.4 years and the Acquiring Fund's was approximately 4.4 years.

    The Annual Report of the Acquiring Fund for the fiscal year ended July 31, 1995 and the Semi-Annual Report of the Acquired Fund for the six months ended April 30, 1995, referred to on the cover page hereof under "Incorporation by Reference," provide additional information concerning the composition of the respective Funds' assets at the applicable dates. As noted above, at the date of this Prospectus/Proxy Statement, the Acquired Fund does not hold any assets which would not be permitted investments for the Acquiring Fund.

FEES AND EXPENSES

    ADVISORY FEES. The Acquired Fund and the Acquiring Fund have separate agreements with Advisers pursuant to which they pay Advisers investment advisory and management fees for managing their respective investment portfolios. The investment advisory fees for the two Funds are calculated as a percentage of Fund net assets pursuant to the following schedules:

                  ACQUIRED FUND                                       ACQUIRING FUND
--------------------------------------------------   -------------------------------------------------
                                     ANNUAL                                              ANNUAL
                              INVESTMENT ADVISORY                                 INVESTMENT ADVISORY
     AVERAGE NET ASSETS        AND MANAGEMENT FEE        AVERAGE NET ASSETS        AND MANAGEMENT FEE
----------------------------  --------------------   ---------------------------  --------------------
For the first $50 million              .80%          For the first $50 million             .80%
For the next $450 million              .75%          For assets over $50 million           .70%
For assets over $500 million           .70%

At July 31, 1995, the Acquired Fund had net assets of approximately $64.5 million, while the Acquiring Fund had net assets of approximately $481.1 million. Thus, due to the additional "breakpoint" in the advisory fee schedule for the Acquired Fund and the greater size of the Acquiring Fund, it is anticipated that Acquired Fund shareholders will experience slightly lower advisory fees as a percentage of net assets as a result of the proposed Reorganization.

    SALES CHARGES AND RULE 12B-1 FEES. The Acquired Fund and the Acquiring Fund both offer Class A, Class B, Class C and Class H shares. With respect to both Funds, these classes are subject to the following charges (with differences in bold-face type):

    - Class A shares of both the Acquired Fund and the Acquiring Fund are subject to a front-end sales charge of 4.5% on purchases of less than $100,000, 3.5% on purchases of from $100,000 but less than $250,000, 2.5%
      on purchases of from $250,000 but less than $500,000, and 2.0% on purchases of from $500,000 but less than $1 million. The front-end sales charge on Class A shares of both Funds is waived in full on purchases of $1 million or more, but a 1% deferred sales charge is collected if shares subject to such a waiver are sold within 24 months after purchase. No Class A shares of either Fund are subject to any other contingent deferred sales charge or other sales charges or to any redemption fee. CLASS A SHARES OF THE ACQUIRED FUND ARE SUBJECT TO RULE 12B-1 FEES EQUALING 0.35% PER ANNUM OF AVERAGE DAILY NET ASSETS, WHILE CLASS A SHARES OF THE ACQUIRING FUND ARE SUBJECT TO RULE 12B-1 FEES EQUALING 0.25% OF AVERAGE DAILY NET ASSETS. THUS, IF THE PROPOSED REORGANIZATION IS COMPLETED, CLASS A SHAREHOLDERS OF THE ACQUIRED FUND WILL BECOME SUBJECT TO LOWER RULE 12B-1 FEES.

    - Class B and Class H shares of both the Acquired Fund and the Acquiring Fund are subject to no front-end sales charge. Class B and Class H shares of both Funds are subject to a contingent deferred sales charge declining from 4% in the first two years following purchase to 0% after six years and to Rule 12b-1 fees of 1.00% per annum of average daily net assets. After eight years, Class B and Class H shares of both Funds automatically convert to Class A shares. Class B and Class H shares of the respective Funds differ only with respect to dealer concessions.

    - Class C shares of both the Acquired Fund and the Acquiring Fund are subject to no front-end sales charge. Class C shares of both Funds are subject to a contingent deferred sales charge of 1% if shares are redeemed within one year after purchase and to Rule 12b-1 fees of 1.00% per annum of average daily net assets. Unlike Class B and Class H shares, Class C shares of the two Funds do not convert to Class A shares after any period of time.

As described below, in the Reorganization Class A shares of the Acquired Fund will be exchanged for Class A shares of the Acquiring Fund, Class B shares will be exchanged for Class B shares, Class C shares will be exchanged for Class C shares, and Class H shares will be exchanged for Class H shares. Therefore, sales charges and Rule 12b-1 fees will remain unchanged as a result of the Reorganization, except that Class A shareholders will become subject to lower Rule 12b-1 fees as described above.

    The Plan provides that former holders of Acquired Fund Class B and Class H shares who receive Acquiring Fund Class B or Class H shares in the Reorganization will receive credit for the period they held Acquired Fund Class B or Class H shares in applying the six-year step-down of the contingent deferred sales charge on Acquiring Fund Class B and Class H shares and in determining the date upon which such shares convert to Acquiring Fund Class A shares. It also provides that former holders of Acquired Fund Class C shares who receive Acquiring Fund Class C shares in the Reorganization will receive credit for the period they held Acquired Fund Class C shares in applying the one-year contingent deferred sales charge on Acquiring Fund Class C shares. Similarly, the Plan provides that in applying the 24-month 1% deferred sales charge on purchases of Class A shares with respect to which the front-end sales charge was waived, credit will be given for the period a former Acquired Fund shareholder who is subject to such a deferred sales charge held his or her shares.

    Class A shares of the Acquiring Fund are subject to certain special purchase plans as described in the accompanying Acquiring Fund Prospectus under the caption "How to Buy Fund Shares -- Class A and Class E Shares-Initial Sales Charge Alternative -- Special Purchase Plans for Class A and E Shares." These include a right of accumulation in calculating sales charges and certain classes of persons and entities which are exempt from sales charges. Class A shares of the Acquired Fund are subject to substantially similar special purchase plans. In addition, all classes of shares of the Acquiring Fund are subject to certain other special purchase plans as described in the accompanying Acquiring Fund Prospectus under the caption "How to Buy Fund Shares -- Special Purchase Plans for all Classes." These include the availability of tax sheltered retirement plans, gifts or transfers to minor children, systematic investment plans, and exchange privileges with other funds managed by Advisers. All classes of shares of the Acquired Fund are subject to substantially similar special purchase plans.

    DEALER COMPENSATION. Dealer compensation arrangements are substantially similar for the respective classes of the two Funds, except that the lower Rule 12b-1 fees charged on Class A shares of the Acquiring Fund result in a lesser amount being available for dealer compensation with respect to such Fund than with respect to the Acquired Fund.

PRO FORMA FEES AND EXPENSES

    The following tables are intended to assist Acquired Fund shareholders of the respective classes in understanding the various costs and expenses (expressed as a percentage of average net assets) (i) that such shareholders currently bear as Acquired Fund shareholders (under the "Acquired Fund" column);
(ii) that shareholders of the Acquiring Fund currently bear (under the "Acquiring Fund" column); and (iii) that such shareholders can expect to bear as Acquiring Fund shareholders after the Reorganization is consummated (under the "Pro Forma" column). The examples set forth below should not be considered representations of past or future expenses or performance, and actual expenses may be greater or less than those shown. The following tables are as of July 31, 1995.

                        CLASS A SHARES FEES AND EXPENSES

                                                    ACQUIRED   ACQUIRING
                                                      FUND        FUND      PRO FORMA
                                                    --------   ----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price)....................   4.50%*     4.50%*       4.50%*
Maximum Deferred Sales Charge.....................       **         **           **

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE
 NET ASSETS)
Management Fees...................................   0.79%      0.71%        0.71%
Rule 12b-1 Fees...................................   0.35%      0.25%        0.25%
Other Expenses....................................   0.21%      0.08%        0.07%
Total Fund Operating Expenses.....................   1.35%      1.04%        1.03%

EXAMPLE
You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) redemption at the end of each time period:
1 year............................................   $ 58      $  55         $ 55
3 years...........................................   $ 86      $  77         $ 76
5 years...........................................   $116      $ 100         $ 99
10 years..........................................   $200      $ 166         $165

------------------------
* Since the Funds also pay an asset based sales charge, long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by NASD rules.

** A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "-- Sales Charges and Rule 12b-1 Fees" above.

                  CLASS B AND CLASS H SHARES FEES AND EXPENSES

                                                    ACQUIRED   ACQUIRING
                                                      FUND        FUND      PRO FORMA
                                                    --------   ----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price)....................   0.00%*     0.00%*       0.00%*
Maximum Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds,
 as applicable)...................................   4.00%      4.00%        4.00%

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE
 NET ASSETS)
Management Fees...................................   0.79%      0.71%        0.71%
Rule 12b-1 Fees...................................   1.00%      1.00%        1.00%
Other Expenses....................................   0.21%      0.08%        0.07%
Total Fund Operating Expenses.....................   2.00%      1.79%        1.78%

EXAMPLE
You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2)  redemption at the end of each time  period.
 This  example includes conversion  of Class B and  Class H shares  to Class A shares after eight years  and a waiver  of deferred sales  charges on Class  B and Class  H shares  of 10% of  the amount invested. See  "-- Sales Charges  and Rule 12b-1 Fees"
 above.
1 year............................................   $ 56      $  54         $ 54
3 years...........................................   $ 90      $  83         $ 83
5 years...........................................   $126      $ 115         $114
10 years..........................................   $216      $ 191         $190

Assuming no redemption, the expenses on the same investment would be as follows:
1 year............................................   $ 20      $  18         $ 18
3 years...........................................   $ 63      $  56         $ 56
5 years...........................................   $108      $  97         $ 96
10 years..........................................   $216      $ 191         $190

------------------------
* Class B and Class H shares are sold without a front end sales charge, but their contingent deferred sales charge and Rule 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charge.

                        CLASS C SHARES FEES AND EXPENSES

                                                    ACQUIRED   ACQUIRING
                                                      FUND        FUND      PRO FORMA
                                                    --------   ----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price)....................   0.00%*     0.00%*       0.00%*
Maximum Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds,
 as applicable)...................................   1.00%      1.00%        1.00%

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE
 NET ASSETS)
Management Fees...................................   0.79%      0.71%        0.71%
Rule 12b-1 Fees...................................   1.00%      1.00%        1.00%
Other Expenses....................................   0.21%      0.08%        0.07%
Total Fund Operating Expenses.....................   2.00%      1.79%        1.78%

EXAMPLE
You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) redemption at the end of each time period.
1 year............................................   $ 30      $  28         $ 28
3 years...........................................   $ 63      $  56         $ 56
5 years...........................................   $108      $  97         $ 96
10 years..........................................   $233      $ 211         $209

Assuming no redemption, the expenses on the same investment would be as follows:
1 year............................................   $ 20      $  18         $ 18
3 years...........................................   $ 63      $  56         $ 56
5 years...........................................   $108      $  97         $ 96
10 years..........................................   $233      $ 211         $209

------------------------
* Class C shares are sold without a front end sales charge, but their contingent deferred sales charge and Rule 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charge.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

    Class A, Class B, Class C and Class H shares of the Acquiring Fund received by Acquired Fund shareholders in the Reorganization will be subject to substantially the same purchase, exchange and redemption procedures that currently apply to Class A, Class B, Class C and Class H shares of the Acquired Fund. These procedures include the following:

    MINIMUM AND MAXIMUM INVESTMENTS. A minimum initial investment of $500 normally is required. An exception to this minimum (except on telephone or wire orders) is the "Systematic Investment Plan" ($25 per month by "Preauthorized Check Plan" or $50 per month on any other basis). The minimum subsequent investment normally is $50, again subject to the above exceptions. While Class A and Class E shares have no maximum order, Class B and Class H shares have a $500,000 maximum and Class C shares have a $1,000,000 maximum.

    INVESTING BY TELEPHONE. An investor's registered representative may make a purchase on behalf of the investor ($500 minimum) by telephoning (612) 738-4000 or (800) 800-2638, Extension 3012. The investor's check and account application must be promptly forwarded so as to be received within three business days. If an investor has a bank account authorization form on file, he or she may purchase $100 - $10,000 worth of shares via telephone through the automated Fortis Information Line.

    INVESTING BY WIRE. A shareholder having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares ($500 minimum) by requesting their bank to transmit immediately available funds (Federal Funds) in the manner described in the accompanying Acquiring Fund Prospectus under the caption "How to Buy Fund Shares -- General Purchase Information."

    INVESTING BY MAIL. In order to invest by mail, an account application must be completed, signed, and sent with a check or other negotiable bank draft, payable to "Fortis Funds," to the address set forth in the applicable Prospectus. Additional purchases may be made at any time by mailing a check or other negotiable bank draft along with a confirmation stub.

    EXCHANGE PRIVILEGE. Class A, Class B, Class C and Class H shares of both Funds may be exchanged among other funds of the same class managed by Advisers without payment of an exchange fee or additional sales charge. Similarly, shareholders of other Fortis funds may exchange their shares for Fund shares of the same class (at net asset value if the shares to be exchanged have already been subject to a sales charge). A shareholder initiates an exchange by writing to or telephoning his or her broker-dealer, sales representative, or the applicable Fund regarding the shares to be exchanged. Advisers reserves the right to restrict the frequency of -- or otherwise modify, condition, terminate, or impose charges upon -- the exchange privileges, all with 30 days notice to shareholders.

    REDEMPTION. Registered holders of Fund shares may redeem their shares without any charge (except any applicable contingent deferred sales charge) at the per share net asset value next determined following receipt by the applicable Fund of a written redemption request in proper form (and a properly endorsed stock certificate if one has been issued). An investor may redeem shares registered in broker-dealer "street name accounts" by contacting the broker-dealer, who must follow the procedures set forth in the applicable Prospectus. An individual shareholder (or, in the case of multiple owners, any shareholder) may orally redeem up to $25,000 worth of their shares, subject to the procedures set forth in the applicable Prospectus. Payment for redeemed shares will be made as soon as possible, but not later than three business days after receipt of a proper redemption request (except in the case of shares recently purchased with non-guaranteed funds, with respect to which mailing of a redemption check may be delayed by fifteen days).

    For additional information concerning purchase, exchange and redemption procedures, see the accompanying Acquiring Fund Prospectus under the captions "How to Buy Fund Shares" and "Redemption."

DIVIDENDS AND DISTRIBUTIONS

    Each of the Funds declares dividends from net investment income on each day the New York Stock Exchange is open (to shareholders of record as of 3:00 p.m., Central time, the preceding business day) and pays dividends monthly. Distributions of net realized capital gains are made by both Funds annually. Such dividends and capital gains distributions are made in the form of additional Fund shares of the same class (at net asset value) unless the shareholder sends the Fund a written request that either or both be sent to the shareholder or reinvested (at net asset value) in the same class of another Fortis fund.

CAPITAL STOCK; SHAREHOLDER VOTING RIGHTS

    Each class of shares of the respective Funds represents interests in the assets of the applicable Fund and has identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and that each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 plan which pertain to that particular class and other matters for which separate class voting is appropriate under applicable law. In addition to the Class A, Class B, Class C and Class H shares of the Acquiring Fund described herein, the Acquiring Fund also offers Class E shares. Class E shares are subject to the same sales charges as Class A shares but are not subject to Rule 12b-1 fees, and they are only available to existing shareholders on November 13, 1994. The Acquiring Fund may offer additional series or classes of shares in the future.

                                  RISK FACTORS

    Because the investment objectives, policies and restrictions of the Acquired Fund and the Acquiring Fund are similar (see "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions" below), the risks associated with investing in both Funds are similar. Because both Funds invest in fixed-rate debt instruments, both are subject to "interest rate risk." Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders of both the Acquired Fund and the Acquiring Fund bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline.

    In general, the value of fixed-rate debt securities with longer durations is more sensitive to changes in market interest rates than the value of such securities with shorter durations. Thus, the net asset value of a Fund which has an overall longer duration should be expected to have greater volatility in periods of changing market interest rates than that of a Fund which has a shorter overall duration. As noted above under "Summary -- Investment Objectives, Policies and Restrictions," at September 30, 1995, the overall duration of both the Acquired Fund and the Acquiring Fund was approximately 4.4 years.

    Both Funds are intended to have a low exposure to "credit risk," that is, the risk that the issuer of a debt security will fail to make payments on the security when due. As described elsewhere herein, both Funds invest primarily in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States Government). However, the Acquired Fund may invest up to 20% of its net assets in certain types of debt securities which are not issued or guaranteed by the United States Government or its agencies or instrumentalities, subject to the credit quality standards described below under "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions." To the extent that the Acquired Fund can invest in such securities, it could have somewhat higher credit risk than the Acquiring Fund.

    Both Funds also can invest in certain types of mortgage-backed securities and use certain other investment techniques which entail investment risk. These types of mortgage-backed securities and investment techniques are described or referred to below under "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions," and are similar with respect to both Funds.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

    The Board of Directors of both the Acquired Fund and the Acquiring Fund, including all of the "non-interested" directors, has determined that it is advantageous to the respective Funds to combine the Acquired Fund with the Acquiring Fund. As discussed in detail below under "Information About the Acquired Fund and the Acquiring Fund," the Funds have similar investment objectives, policies and restrictions. The Funds also have the same investment adviser and the same underwriter and auditors. Norwest Bank Minnesota, N.A. acts as custodian for the Acquired Fund, while First Bank National Association acts as custodian for the Acquiring Fund.

    The Board of Directors of each Fund has determined that the Reorganization is expected to provide certain benefits to its Fund and is in the best interests of such Fund and its shareholders. The Board of Directors of each Fund has also determined that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization. The Boards considered, among other things, the following factors in making such determinations:

        (i) the advantages which may be realized by the Acquired Fund and the Acquiring Fund, consisting of a potentially reduced expense ratio, economies of scale resulting from fund growth, and facilitation of portfolio management. The Boards noted in this regard that the Acquiring Fund, with its much larger asset base and resulting economies of scale, has a significantly lower expense ratio than does the smaller Acquired Fund, and it is expected that holders of the Acquired Fund will benefit from this lower expense ratio;

        (ii) the tax-free nature of the proposed Reorganization;

       (iii) the terms and conditions of the Plan, including that (a) the exchange of Acquired Fund shares for Acquiring Fund shares will take place on a net asset value basis; and (b) no sales charge will be incurred by Acquired Fund shareholders in connection with their acquisition of Acquiring Fund shares in the Reorganization;

       (iv) the provision of the Plan that expenses of the Reorganization will be allocated between the Acquired Fund and the Acquiring Fund in proportion to their relative net assets at the Effective Time;

        (v) the fact that advisory fees, Rule 12b-1 fees and sales charges would remain constant or, in some instances, be reduced for Acquired Fund shareholders; and

       (vi) the Acquiring Fund's agreements that (a) former holders of Acquired Fund Class B and Class H shares who receive Acquiring Fund Class B or Class H shares in the Reorganization will receive credit for the period they held Acquired Fund Class B or Class H shares in applying the six-year step-down of the contingent deferred sales charge on Acquiring Fund Class B and Class H shares and in determining the date upon which such shares convert to Acquiring Fund Class A shares; (b) former holders of Acquired Fund Class C shares who receive Acquiring Fund Class C shares in the Reorganization will receive credit for the period they held Acquired Fund Class C shares in applying the one-year contingent deferred sales charge on Acquiring Fund Class C shares; and (c) in applying the 24-month 1% deferred sales charge on purchases of Class A shares with respect to which the front-end sales charge was waived, credit will be given for the period a former Acquired Fund shareholder who is subject to such a deferred sales charge held his or her shares.

The Boards also considered the potential benefits to Advisers which could result from the proposed Reorganization. The Boards recognized that if Advisers determines to waive advisory fees in the future, to the extent that the proposed Reorganization results in lower overall expense ratios before fee waivers, the combination of Funds would have the effect of decreasing the cost to Advisers of providing such waivers. The Boards also noted, however, that Advisers is not obligated to make any such waivers and that if such waivers are not made, former shareholders of the Acquired Fund and shareholders of the Acquiring Fund would benefit directly from any decreases in overall expense ratios and that, in any event, the proposed Reorganization is expected to provide other benefits to shareholders. The Board thus concluded that, despite these potential benefits to Advisers, the factors noted in (i) through (vi) above render the proposed Reorganization fair to and in the best interests of shareholders of the Acquired Fund and the Acquiring Fund.

PLAN OF REORGANIZATION

    The following summary of the proposed Plan and the Reorganization is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time, the Acquiring Fund will acquire all or substantially all of the assets and assume all liabilities of the Acquired Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from the Acquired Fund. Because the Acquired Fund is a separate series within Fortis Advantage, for corporate law purposes the transaction is structured as a sale of the assets and assumption of the liabilities allocated to the Acquired Fund in exchange for the issuance of Acquiring Fund shares to the Acquired Fund, followed immediately by the distribution of such Acquiring Fund shares to Acquired

Fund shareholders and the cancellation and retirement of outstanding Acquired Fund shares. This distribution of Acquiring Fund shares and cancellation and retirement of outstanding Acquired Fund shares is to be accomplished under the Plan by amending the articles of incorporation of Fortis Advantage in the manner provided in the amendment set forth in Exhibit 1 to the Plan attached hereto as Exhibit A.

    Pursuant to the Plan, each holder of Class A, Class B, Class C or Class H shares of the Acquired Fund will receive, at the Effective Time, Class A, Class B, Class C or Class H shares of the Acquiring Fund, as applicable, with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholder immediately prior to the Effective Time. At the Effective Time, the Acquiring Fund will issue to the Acquired Fund, and the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of the Effective Time, the Acquiring Fund Shares issued in exchange for the Acquired Fund assets as described above. All outstanding shares of the Acquired Fund thereupon will be cancelled and retired and thereafter, no additional shares representing interests in the Acquired Fund will be issued, and the Acquired Fund will be deemed to be liquidated.

    Under the Plan, the net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A, Class B, Class C and Class H shares will be computed as of the Effective Time using the valuation procedures set forth in the respective Funds' articles of incorporation and bylaws and then-current Prospectuses and Statements of Additional Information and as may be required by the Investment Company Act. The distribution of Acquiring Fund shares to former Acquired Fund shareholders described above will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders, each representing the respective classes and numbers of full and fractional Acquiring Fund shares due such shareholders.

    The Plan provides that no sales charges will be incurred by Acquired Fund shareholders in connection with the acquisition by them of Acquiring Fund shares pursuant thereto. The Plan also provides that former holders of Acquired Fund Class B and Class H shares who receive Acquiring Fund Class B or Class H shares in the Reorganization will receive credit for the period they held Acquired Fund Class B or Class H shares in applying the six-year step-down of the contingent deferred sales charge on Acquiring Fund Class B and Class H shares and in determining the date upon which such shares convert to Acquiring Fund Class A shares. In addition, the Plan provides that former holders of Acquired Fund Class C shares who receive Acquiring Fund Class C shares in the Reorganization will receive credit for the period they held Acquired Fund Class C shares in applying the one-year contingent deferred sales charge on Acquiring Fund Class C shares. Similarly, the Plan provides that in applying the 24-month 1% deferred sales charge on purchases of Class A shares with respect to which the front-end sales charge was waived, credit will be given for the period a former Acquired Fund shareholder who is subject to such a deferred sales charge held his or her shares.

    The Acquired Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed. This distribution will be taxable to Acquired Fund shareholders subject to taxation.

    The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, among others: (i) approval of the Plan, which includes the related amendment of Fortis Advantage's articles of incorporation attached to the Plan, by the shareholders of the Acquired Fund; (ii) the delivery of the opinion of counsel described below under "-- Federal Income Tax Consequences;" (iii) the accuracy as of the Effective Time of the representations and warranties made by the Acquired Fund and the Acquiring Fund in the Plan; and (iv) the delivery of customary closing certificates. See the Plan attached hereto as Exhibit A for a complete listing of the conditions to the consummation of the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of the Acquired

Fund, by resolution of the Board of Directors of either the Acquired Fund or the Acquiring Fund, if circumstances should develop that, in the opinion of such Board, make proceeding with the consummation of the Plan and Reorganization not in the best interests of such Fund's shareholders.

    The Plan provides that all expenses incurred in connection with the Reorganization shall be allocated between and borne by the Acquired Fund and the Acquiring Fund in proportion to their relative net assets at the Effective Time and that such expenses, and the allocation thereof, shall be reflected in the calculations of net asset values of the respective Funds for purposes of determining the numbers of Acquiring Fund shares to be issued in the Reorganization. The Plan also provides that at or prior to the Effective Time, Advisers or an affiliate of Advisers shall reimburse the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) exceed any applicable state-imposed expense limitations.

    Under the Plan, the Acquired Fund has agreed not to acquire any securities which are not permissible investments for the Acquiring Fund prior to the Effective Time, and it is a condition to closing that the Acquired Fund not hold any such securities immediately prior to the Effective Time. See "Summary -- Investment Objectives, Policies and Restrictions" and "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions." As previously noted, the Acquired Fund does not hold any such securities at the date of this Prospectus/Proxy Statement.

    Approval of the Plan will require the affirmative vote of a majority of the shares of each class of the Acquired Fund present at the Special Meeting, voting as separate classes. Approval of the Plan by Acquired Fund shareholders will be deemed approval of the amendment to the articles of incorporation of Fortis
Advisers attached to the Plan. If the Plan is not approved, the Boards of Directors of the respective Funds will consider other possible courses of action. Acquired Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan or Reorganization. See "Voting Information -- No Dissenters' Rights of Appraisal" below.

DESCRIPTION OF ACQUIRING FUND SHARES

    For information concerning the shares of capital stock of the Acquiring Fund, including voting rights, see "Summary -- Capital Stock; Shareholder Voting Rights" above. All Acquiring Fund shares issued in the Reorganization will by fully paid and non-assessable and will not be entitled to pre-emptive or cumulative voting rights.

FEDERAL INCOME TAX CONSEQUENCES

    It is intended that the exchange of Acquiring Fund shares for the Acquired Fund's net assets and the distribution of such shares to the Acquired Fund's shareholders upon liquidation of the Acquired Fund will be treated as a tax-free reorganization under the Code and that, for federal income tax purposes, no income, gain or loss will be recognized by the Acquired Fund's shareholders (except that the Acquired Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Acquired Fund shareholders subject to taxation). The Acquired Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Reorganization.

    As a condition to the closing of the Reorganization, the two Funds will receive an opinion from Dorsey & Whitney P.L.L.P., counsel to the Funds, based in part on certain representations to be furnished by each Fund, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

        (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under
    Section 368(b) of the Code;

        (ii) the Acquired Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

       (iii) the tax basis of the Acquiring Fund shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor;

       (iv) the holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

        (v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

       (vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

       (vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

      (viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

       (ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

    The foregoing advice is based in part upon certain representations furnished by the Acquired Fund and Advisers, of which two principal ones are: (a) that assets representing at least 90% of the fair market value of the Acquired Fund's net assets and at least 70% of the fair market value of the Acquired Fund's gross assets at the Effective Time are exchanged solely for Acquiring Fund shares with unrestricted voting rights, and (b) that there are no owners of the shares of the Acquired Fund who own 5% or more of the Acquired Fund's shares and, to the best knowledge of management of the Acquired Fund, there is no plan or intention on the part of the remaining Acquired Fund shareholders to sell, exchange or otherwise dispose of a number of Acquiring Fund shares to be received pursuant to the Reorganization that would reduce such shareholders' interest to a number of Acquiring Fund shares having, in the aggregate, a value as of the Effective Time of less than 50% of the total value of the Acquired Fund shares outstanding immediately prior to the consummation of the Reorganization.

    Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

    The Board of Directors of the Acquired Fund, including the "non-interested" directors, recommends that shareholders of the Acquired Fund approve the Plan. Approval of the Plan will require the affirmative vote of a majority of the shares of each class of the Acquired Fund present at the Special Meeting, voting as separate classes. Approval of the Plan by Acquired Fund shareholders will be deemed approval of the amendment to the articles of incorporation of Fortis Advantage attached to the Plan.

           INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

    Information concerning the Acquiring Fund and the Acquired Fund is incorporated herein by reference from their current Prospectuses dated December 1, 1995 and March 1, 1995, respectively. The Prospectus of the Acquiring Fund accompanies this Prospectus/Proxy Statement and forms part of the Registration Statement of the Acquiring Fund on Form N-1A which has been filed with the Commission. The Prospectus of the Acquired Fund may be obtained in the manner described under "Incorporation by Reference" and forms part of the Registration Statement of the Acquired Fund on Form N-1A which has been filed with the Commission.

    The Acquiring Fund and the Acquired Fund are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the Commission. These proxy materials, reports and other information filed by the Acquiring Fund and the Acquired Fund can be inspected and copies obtained at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    GENERAL. The Acquired Fund and the Acquiring Fund are both diversified, open-end funds with investment objectives which are similar, in that both seek to provide shareholders with a high level of current income and with capital appreciation. Specifically:

    - The investment objective of the Acquired Fund is to provide investors with a high level of current ncome consistent with liquidity and the preservation of principal. In addition, the Acquired Fund will, when market conditions permit and consistent with the overall goal of preserving capital, seek capital appreciation.

    - The investment objective of the Acquiring Fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a high level of current income consistent with prudent investment risk.

The investment policies of the Acquired Fund and the Acquiring Fund are similar but not identical. Specifically:

    - Under normal market conditions, the Acquired Fund invests at least 80% of its net assets in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States Government), cash, and receivables. In addition, the Acquired Fund may invest up to 20% of its net assets in certain types of debt securities which are not issued or guaranteed by the United States Government or its agencies or instrumentalities. These types of debt securities are described below.

    The Acquiring Fund invests in securities issued, guaranteed, insured, or collateralized by the United States Government or its agencies or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States Government). Unlike the Acquired Fund, the Acquiring Fund is not permitted to invest any portion of its assets in debt securities which are not issued or guaranteed by the United States Government or its agencies or instrumentalities. At the date of this Prospectus/Proxy Statement, the Acquired Fund does not hold any assets which would not be permitted investments for the Acquiring Fund.

    The similarities and differences in the respective Funds' investment policies and restrictions with respect to particular types of instruments are discussed in further detail under the following captions. For certain comparative information concerning the respective Funds' portfolio compositions and overall durations, see "Summary -- Investment Objectives, Policies and Restrictions."

    DEBT SECURITIES WHICH ARE PERMISSIBLE INVESTMENTS FOR THE ACQUIRED FUND BUT NOT THE ACQUIRING FUND. As noted above, the Acquired Fund (but not the Acquiring Fund) may invest up to 20% of its net assets in certain types of debt securities which are not issued or guaranteed by the United States Government or its agencies or instrumentalities. These include (i) negotiable certificates of deposit, bankers acceptances and fixed time deposits of United States banks (including foreign branches) and of foreign banks; (ii) commercial paper consisting of direct obligations of domestic and foreign issuers; and (iii) corporate debt securities (including variable amount master demand notes) and debt securities of foreign government issuers denominated and payable in United States dollars. The bank obligations and commercial paper in which the Acquired Fund may invest must be obligations which at the time of investment are rated in one of the two highest short-term rating categories by a nationally recognized rating agency, or are issued or guaranteed as to principal and interest by issuers having an existing long-term debt rating in one of the two highest rating categories by a nationally recognized rating agency, or which are of comparable investment quality in the opinion of Advisers. The corporate debt securities and debt securities of foreign government issuers in which the Acquired Fund may invest must be rated in one of the two highest short-term rating categories by a nationally recognized rating agency at the time of investment. In addition, the Acquired Fund may invest up to 20% of its total assets in municipal securities when such securities appear to offer more attractive returns than taxable securities.

    To the extent that the Acquired Fund can invest in the foregoing types of securities, it could have somewhat higher credit risk than the Acquiring Fund. However, such securities also have the potential to produce higher interest income. As previously noted, at the date of this Prospectus/Proxy Statement, the Acquired Fund does not hold any of these types of securities.

    MORTGAGE-BACKED SECURITIES. Both Funds may invest in mortgage-backed securities backed by the full faith and credit of the United States or by the credit of agencies or instrumentalities of the United States Government, such as GNMA certificates, FNMA certificates, and FHLMC certificates. These mortgage-backed securities may include collateralized mortgage obligations, or "CMOs," and multi-class pass-through securities. These types of securities are described in detail in the accompanying Prospectus of the Acquiring Fund under the caption "Investment Objectives and Policies -- CMOs and Multi-Class Pass-Through Securities." As described therein, these types of securities include interest-only securities ("IOs"), principal-only securities ("POs"), inverse floating rate securities ("inverse floaters"), and accrual bonds. As is also described therein, these types of securities are subject to potentially high price and yield volatility.

    The Acquired Fund and the Acquiring Fund are subject to slightly different restrictions on their investments in the latter four types of securities. The Acquired Fund cannot invest more than 7.5% of its net assets in any one of these types of securities at any one time or more than 15% of its net assets in all such obligations at any one time. By contrast, the Acquiring Fund cannot invest more than 5% of its net assets in any one of these types of securities at any one time or more than 10% of its net assets in all such obligations at any one time. Thus, the Acquiring Fund's permitted exposure to the risks associated with these types of securities is somewhat lower than the Acquired Fund's permitted exposure.

    REPURCHASE AGREEMENTS. Both Funds may invest in repurchase agreements. The Acquired Fund is permitted to invest up to 15% of its net assets in repurchase agreements with a maturity of more than seven days, while the Acquiring Fund is permitted to invest only up to 10% of its net assets in such repurchase agreements. This policy is a "fundamental policy" as to the Acquiring Fund (requiring shareholder vote to change), but not as to the Acquired Fund.

    DELAYED DELIVERY TRANSACTIONS. Both Funds may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. These types of transactions, and the risks associated therewith, are described in the accompanying Prospectus of the Acquiring Fund under the caption "Investment Objectives and Policies -- Delayed Delivery Transactions." The Acquired Fund is permitted to invest up to 20% of its net assets in when-issued, delayed delivery or forward commitment transactions, no more than half of which (i.e., 10% of net assets) may be invested in such transactions without the intention of actually acquiring securities (i.e., dollar rolls). There is no limitation on the proportion of the Acquiring Fund's net assets which may be invested in when-issued, delayed delivery or forward commitment transactions, but no more than 20% of its net assets may be invested in such transactions without the intention of actually acquiring securities (i.e., dollar rolls).

    LENDING OF PORTFOLIO SECURITIES. Both Funds may engage in securities lending subject to applicable regulatory requirements. These types of transactions are described in the accompanying Prospectus of the Acquiring Fund under the caption "Investment Objectives and Policies -- Lending of Portfolio Securities." Each Fund limits such securities lending to not more than 33 1/3% of the value of its total assets, with "total assets" including the amount lent as well as the collateral securing such loans. The Acquiring Fund is subject to an additional limitation, not applicable to the Acquired Fund, which provides that cash collateral received in connection with these loans may be invested in short-term (one year or less) high-grade securities, but not in excess of 35% of the Acquiring Fund's total assets.

    TRANSACTIONS IN OPTIONS, FUTURES, AND FORWARD CONTRACTS. Subject to certain restrictions, the Acquired Fund is permitted to enter into options, futures, and forward contracts on a variety of investments and indexes, in order to protect against declines in the value of portfolio securities or increase in the cost of securities to be acquired and, in the case of options on securities or indexes of securities, to increase its gross income. The Acquiring Fund is not permitted to engage in such transactions.

    OTHER. Each Fund is permitted to invest up to 15% of its net assets in all forms of illiquid securities, as determined pursuant to applicable Commission regulations. The Acquired Fund may borrow from a bank for temporary purposes (i.e., to facilitate redemptions) in an amount that does not exceed 10% of its total assets, while the Acquiring Fund may borrow for such purposes in an amount not to exceed 5% of its total assets.

    The foregoing comparison does not purport to be a complete summary of the investment policies and restrictions of the Acquired Fund or the Acquiring Fund. For complete discussions of the investment policies and restrictions of the respective Funds, see the Acquiring Fund's Prospectus accompanying this Prospectus/Proxy Statement; the Acquired Fund's Prospectus referred to under "Incorporation by Reference;" and the Statements of Additional Information of the Acquired Fund and the Acquiring Fund, also referred to under such caption.

CAPITALIZATION

    The following table shows the capitalization of the Acquired Fund and of the Acquiring Fund as of July 31, 1995 and on a pro forma basis as of that date, giving effect to the proposed Reorganization:

                                               ACQUIRED   ACQUIRING
                                                 FUND       FUND      PRO FORMA
                                               --------   ---------   ---------
                                               (IN THOUSANDS, EXCEPT PER SHARE
                                                           VALUES)
CLASS A SHARES
  Net assets.................................  $ 64,033   $   4,909   $  68,942
  Net asset value per share..................  $   8.03   $    9.02   $    9.02
  Shares outstanding.........................     7,979         544       7,643

CLASS B SHARES
  Net assets.................................  $     47   $     483   $     529
  Net asset value per share..................  $   8.00   $    9.02   $    9.02
  Shares outstanding.........................         6          54          59

CLASS C SHARES
  Net assets.................................  $     19   $     326   $     345
  Net asset value per share..................  $   8.01   $    9.01   $    9.01
  Shares outstanding.........................         2          36          38

CLASS H SHARES
  Net assets.................................  $    385   $   4,823   $   5,208
  Net asset value per share..................  $   7.99   $    9.02   $    9.02
  Shares outstanding.........................        48         535         577

CLASS E SHARES*
  Net assets.................................     --      $ 470,597   $ 470,597
  Net asset value per share..................     --      $    9.02   $    9.02
  Shares outstanding.........................     --         52,150      52,150

------------------------
* As described under "Summary -- Capital Stock; Shareholder Voting Rights," the Acquiring Fund, but not the Acquired Fund, offers Class E shares.

                               VOTING INFORMATION

GENERAL

    This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Acquired Fund to be used at the Special Meeting of Acquired Fund shareholders to be held at 10:00 a.m., Central time, on February 9, 1996, at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota and at any adjournments thereof. This Prospectus/ Proxy Statement, along with a Notice of Special Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about December 27, 1995. Only shareholders of record as of the close of business on December 15, 1995 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "for" the proposed Plan and Reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to the Acquired Fund at its principal executive offices, 500 Bielenberg Drive, Woodbury, Minnesota (mailing address: P.O. Box 64284, St. Paul, Minnesota 55164) or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting.

    If a shareholder executes and returns a proxy but abstains from voting, the shares held by such shareholder will be deemed present at the Meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Acquired Fund shares (i.e., a broker "non-vote"), the shares represented by such proxy will not be considered present at the Meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

    Approval of the Plan and Reorganization will require the affirmative vote described above under "Information About the Reorganization -- Recommendation and Vote Required."

    As of December 15, 1995 (i) the Acquired Fund had the following numbers of shares outstanding and entitled to vote at the Meeting: Class A, 7,353,194 shares; Class B, 20,316 shares; Class C, 3,899 shares; and Class H, 109,299 shares; (ii) the Acquiring Fund had the following numbers of shares outstanding:
Class A, 1,379,057 shares; Class B, 129,765 shares; Class C, 59,199 shares; and Class H, 808,476 shares; and (iii) the directors and officers of the respective Funds as a group owned less than one percent of the outstanding shares of either Fund or any class thereof. The following table sets forth information concerning those persons known by the respective Funds to own of record or beneficially more than 5% of the outstanding shares of any class of either Fund as of such date, including persons and entities who beneficially own more than 25% of any class. No person is known to the Acquired Fund or the Acquiring Fund to own 5% or more of the outstanding shares of either Fund as a whole. Unless otherwise indicated, the persons named below have both record and beneficial ownership:

                                                      CLASS OF    PERCENTAGE
                                                       SHARES     OWNERSHIP
            NAME AND ADDRESS OF HOLDER                 OWNED      OF CLASS
--------------------------------------------------    --------    ---------

ACQUIRED FUND:
  First Trust National Association C/F
     Robert Harbo IRA ............................    Class B         6%
   428 E. 11th
   Fairmont, MN 56031-3754
  First Trust National Association C/F
     Marlene J. Overgaard IRA ....................    Class B         6%
   1404 Regency LN
   Albert Lea, MN 56007-1352
  First Trust National Association C/F
     Charlotte A. Nelson IRA .....................    Class B        10%
   1521 W. Clark Street
   Albert Lea, MN 56007-1758
  First Trust National Association C/F
     Wayne R. Gunderson IRA ......................    Class B        12%
   RR2 Box 228B
   Albert Lea, MN 56007-9758
  Harry Buck, Jr .................................    Class B        13%
   P.O. Box 298
   Upper Marlboro, MD 20773-0298
  First Trust National Association C/F
     Louis H. Tomschin IRA .......................    Class B        23%
  RR 2, Box 173E
   Alden, MN 56009-9561

                                                      CLASS OF    PERCENTAGE
                                                       SHARES     OWNERSHIP
            NAME AND ADDRESS OF HOLDER                 OWNED      OF CLASS
--------------------------------------------------    --------    ---------

ACQUIRED FUND (CONTINUED):
  Harvey Lou Dillard, Trustee FBO Dillard
     Family Trust ................................    Class H         8%
   118 N. Main Street
   Cedar Hill, TX 75104-2003
  Harvey Lou Dillard .............................    Class H        11%
   118 N. Main Street
   Cedar Hill, TX 75104-2003
  Robert S. Kaper, Trustee FBO Kapers
     Building Materials, Inc. ....................    Class H        25%
   U.S. Route 231, P.O. Box 517
   Demotte, IN 46310
  Shirley K. Levitan .............................    Class H        30%
   218 Westmoreland Drive
   Wilmette, IL 60091-3060
  Bruce N. and Sherri L. Gorrell .................    Class C         5%
   11512 Woody Lane
   W. Burlington, IA 52655-8523
  Robert S. Roesler and Rachael J. Springola .....    Class C         6%
   W165N11478 Royal Court
   Germantown, WI 53011-3251
  Kim A. Luttenegger .............................    Class C        35%
   11656 Highway 99
   Burlington, IA 52601-8516
  First Trust National Association C/F
     Kurt Becks IRA ..............................    Class C        39%
   9 Suncrest Drive
   Saint Peters, MO 63376-4432

ACQUIRING FUND:
  Amalgamated Bank of N.Y. C/F
     Pension A/C of TWV-NYC PRVT Bus Lines .......    Class A        14%
   PO Box 370-Cooper Station
   New York, NY 10003
  Amalgamated Bank of N.Y. C/F
     N.Y.C. Council & Hotel Assoc. of N.Y.C. .....    Class A        11%
   PO Box 370 Cooper Station
   New York, NY 10003
  Trujillo Steel Erectors PS Key Plan, Acct.
     of Anthony R. Solano ........................    Class B         5%
   1800 S. 120th Street
   Lafayette, CO 80026-9512
  Mark D. Kayne MD, FBO Mark D. Kayne
     Profit Sharing Plan .........................    Class B         8%
   23928 Lyons Ave., Ste. 110
   Newhall, CA 91321-2454

                                                      CLASS OF    PERCENTAGE
                                                       SHARES     OWNERSHIP
            NAME AND ADDRESS OF HOLDER                 OWNED      OF CLASS
--------------------------------------------------    --------    ---------

ACQUIRING FUND (CONTINUED):
  Roma Rosetta Klover Ewing ......................    Class C         5%
   14982 County Ridge Drive
   Chesterfield, MO 63017-7601
  Joan A. Foreman ................................    Class C         5%
   625 Black Rood Road
   Hanover, PA 17331-8310
  First Trust National Association C/F
     Thomas H. Rykhus IRA ........................    Class C         5%
   423 N. Wheeler Ave.
   North Mankato, MN 56003-3737
  American Chemical Systems, Inc. ................    Class C         6%
   320 Burning Oaks Drive
   Irwin, PA 15652-5906
  Josephine B. Carlson
     Debra J. Beyer POA ..........................    Class C         7%
   PO Box 141
   Springfield, MN 56087-0141
  Fortis Holdings Profit Sharing Trust
     Marshall & Ilsley Trust Co. Trustee .........    Class E         5%
   770 N Water St.
   Milwaukee, WI 53202

    Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of Advisers and its affiliates without cost to the Funds. In addition, the services of a third-party proxy solicitation firm may be utilized, with such firm's fees and expenses allocated between and borne by the Acquired Fund and the Acquiring Fund as described under "Information About the Reorganization -- Plan of Reorganization" above.

    In the event that sufficient votes to approve the Plan and Reorganization are not received by the date set for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

INTERESTS OF CERTAIN PERSONS

    The following persons affiliated with the Funds receive payments from the Acquired Fund and the Acquiring Fund for services rendered pursuant to contractual arrangements with the Funds: Fortis Advisers, Inc. as the investment adviser, transfer agent and dividend agent to each Fund, receives payments for its investment advisory and management services; and Fortis Investors, Inc., a subsidiary of Advisers, as the underwriter for each Fund, receives payments for providing distribution services.

NO DISSENTERS' RIGHTS OF APPRAISAL

    Under the Investment Company Act, Acquired Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan or Reorganization.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited statements of net assets of the Acquired Fund as of October 31, 1994, and of the Acquiring Fund as of July 31, 1995 and the related statements of operations for the years then ended, changes in net assets for each of the periods indicated therein and the financial highlights for the periods indicated therein, as included or incorporated by reference in the Statement of Additional Information of the Acquired Fund dated March 31, 1995 and the Statement of Additional Information of the Acquiring Fund dated December 1, 1995, respectively, have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the reports of KPMG Peat Marwick LLP, independent auditors for the Funds, given on the authority of such firm as experts in accounting and auditing. In addition, the unaudited financial statements for the Acquired Fund for the six-month period ended April 30, 1995, as included in the Semi-Annual Report of Fortis Advantage for the six-month period ended April 30, 1995, are incorporated herein by reference.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of the shares of the Acquiring Fund to be issued in the Reorganization will be passed by Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402.

                                         EXHIBIT A TO PROSPECTUS/PROXY STATEMENT

                      AGREEMENT AND PLAN OF REORGANIZATION
  GOVERNMENT TOTAL RETURN PORTFOLIO AND FORTIS U.S. GOVERNMENT SECURITIES FUND

    THIS  AGREEMENT AND PLAN  OF REORGANIZATION (the "AGREEMENT")  is made as of
this   day of          , 1995, by and between Fortis Advantage Portfolios,  Inc.
("FORTIS ADVANTAGE"), a Minnesota corporation, on behalf of Government Total Return Portfolio (the "ACQUIRED FUND"), a series of Fortis Advantage, and Fortis Income Portfolios, Inc. ("FORTIS INCOME"), a Minnesota corporation, on behalf of Fortis U.S. Government Securities Fund (the "ACQUIRING FUND"), a series of Fortis Income. The shares of the Acquired Fund and the Acquiring Fund designated in the respective amended and restated articles of incorporation of Fortis Advantage and Fortis Income are referred to herein by the names set forth in the respective corporations' bylaws, as follows:

   DESIGNATION IN ARTICLES                   NAME ASSIGNED IN BYLAWS
------------------------------  --------------------------------------------------
Fortis Advantage:
  Series D, Class A...........  Government Total Return Portfolio, Class A
  Series D, Class B...........  Government Total Return Portfolio, Class B
  Series D, Class C...........  Government Total Return Portfolio, Class C
  Series D, Class H...........  Government Total Return Portfolio, Class H
Fortis Income:
  Series A, Class A...........  Fortis U.S. Government Securities Fund, Class A
  Series A, Class B...........  Fortis U.S. Government Securities Fund, Class B
  Series A, Class C...........  Fortis U.S. Government Securities Fund, Class C
  Series A, Class H...........  Fortis U.S. Government Securities Fund, Class H

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) and 368(a)(2)(G) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund in exchange solely for full and fractional shares of common stock, par value $.01 per share, of the Acquiring Fund (the "ACQUIRING FUND SHARES"), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth. The distribution of Acquiring Fund Shares to Acquired Fund shareholders and the retirement and cancellation of Acquired Fund Shares will be effected pursuant to an amendment to the articles of incorporation of Fortis Advantage in the form attached hereto as Exhibit 1 (the "AMENDMENT") to be adopted by Fortis Advantage in accordance with the Minnesota Business Corporation Act.

    WITNESSETH:

    WHEREAS, each of Fortis Advantage and Fortis Income is a registered, open-end management investment company, with Fortis Advantage offering its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities) and Fortis Income offering its shares of common stock in a single series at the current time;

    WHEREAS, each of Fortis Advantage and Fortis Income offers Class A, Class B, Class C and Class H shares of each of its series;

    WHEREAS, the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

    WHEREAS, the Board of Directors of each of the Acquired Fund and the Acquiring Fund has determined that the exchange of all or substantially all of the assets of the Acquired Fund for

Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund, respectively.

    NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND SOLELY IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1 Subject to the requisite approval by Acquired Fund shareholders and to the other terms and conditions set forth herein and in the Amendment and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets as set forth in Section 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined in accordance with Article 2, and
(b)  to assume  all of  the liabilities of  the Acquired  Fund, as  set forth in
Section 1.3. Such transactions shall take place as of the effective time provided for in Section 3.1 (the "EFFECTIVE TIME").

    1.2(a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all or substantially all of Acquired Fund's property, including, but not limited to, all cash, securities, commodities, futures, and interest and dividends receivable which are owned by the Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the "EFFECTIVE TIME STATEMENT"). The Effective Time Statement shall, with respect to the listing of the Acquired Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied from the prior audited period.

      (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities and, subject to
Section 5.1, to acquire additional securities in the ordinary course of its business.

    1.3 The Acquiring Fund shall assume all of the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares), including those reflected in the Effective Time Statement.

    1.4 Immediately after the transfer of assets provided for in Section 1.1 and the assumption of liabilities provided for in Section 1.3, and pursuant to the plan of reorganization adopted herein and the Amendment, the Acquired Fund will distribute pro rata (as provided in Article 2) to the Acquired Fund's shareholders of record, determined as of the Effective Time (the "ACQUIRED FUND SHAREHOLDERS"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1, and all other assets of the Acquired Fund, if any. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders representing the numbers and classes of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent those numbers and classes of Acquiring Fund Shares after the Effective Time as determined in accordance with Article 2. Unless requested by Acquired Fund Shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares issued in connection with such exchange.

    1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's Prospectus and Statement of Additional Information as in effect as of the Effective Time, except that no front-end sales charges will be incurred by Acquired Fund Shareholders in connection with their acquisition of Acquiring Fund Shares pursuant to this Agreement.

    1.6 The Acquiring Fund agrees that in determining contingent deferred sales charges applicable to Class B, Class C and Class H shares distributed by it in the Reorganization and the date upon which Class B and Class H shares distributed by it in the Reorganization convert to Class A shares, it shall give credit for the period during which the holders thereof held the shares of the Acquired Fund in exchange for which such Acquiring Fund shares were issued. In the event that Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares.

    1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "COMMISSION"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  VALUATION; ISSUANCE OF ACQUIRING FUND SHARES

    2.1 The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A shares, Class B shares, Class C shares and Class H shares shall be computed as of the Effective Time using the valuation procedures set forth in their respective articles of incorporation and bylaws, their respective then-current Prospectuses and Statements of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the "1940 ACT").

    2.2(a) The total number of Class A Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's Class A shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

      (b) The total number of Class B Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's Class B shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class B shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class B shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

      (c) The total number of Class C Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's Class C shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class C shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class C shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

    (d) The total number of Class H Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's Class H shares shall be determined as of the Effective Time by multiplying the number of Class H Acquired Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class H shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class H shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

    2.3 Immediately after the Effective Time, the Acquired Fund shall distribute to the Acquired Fund Shareholders of the respective classes in liquidation of the Acquired Fund pro rata within classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of such classes immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares of the respective classes received by the Acquired Fund pursuant to Section 2.2. Accordingly, each Class A Acquired Fund Shareholder shall receive, immediately after the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class B Acquired Fund Shareholder shall receive, immediately after the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class C Acquired Fund Shareholder shall receive, immediately after the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; and each Class H Acquired Fund Shareholder shall receive, immediately after the Effective Time, Class H Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class H Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

3.  EFFECTIVE TIME; CLOSING

    3.1 The closing of the transactions contemplated by this Agreement (the "CLOSING") shall occur as of the close of normal trading on the New York Stock Exchange (the "EXCHANGE") (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied (but not prior to March 1, 1996), or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "EFFECTIVE TIME"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

    3.2 The Acquired Fund shall deliver at the Closing its written instructions to the custodian for the Acquired Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to the Acquiring Fund all of the Acquired Fund's portfolio securities, cash, and any other assets to be acquired by the Acquiring Fund pursuant to this Agreement.

    3.3 In the event that the Effective Time occurs on a day on which (a) the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

    3.4 The Acquired Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund Shareholders and the number of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein. At the Closing, each party shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS, WARRANTIES AND COVENANTS

    4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

        (a) Fortis Advantage is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

        (b) Fortis Advantage is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Fortis Advantage under the Securities Act of 1933, as amended (the "1933 ACT"), is in full force and effect;

        (c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and any other applicable laws; said registrations, including any periodic reports or supplemental filings, are complete and current; all fees required to be paid in connection with such registrations have been paid; and the Acquired Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

        (d) The Prospectus and Statement of Additional Information of the Acquired Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (e) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Fortis Advantage's articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

        (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (g) The Statement of Assets and Liabilities of the Acquired Fund as of the end of its most recently concluded fiscal year has been audited by KPMG Peat Marwick LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date, and there are no known material contingent liabilities of the Acquired Fund as of such date not disclosed therein;

        (h) Since the end of the Acquired Fund's most recently concluded fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund Shareholders, shall not constitute such a material adverse change;

        (i) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

        (j) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

        (k) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in
    Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, and there is not outstanding any security convertible into any Acquired Fund shares (other than Class B and Class H shares which automatically convert to Class A shares after a specified period);

        (l) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery of and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

        (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Acquired Fund's Board of Directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

        (n) The information to be furnished by and on behalf of the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

        (o) All information pertaining to the Acquired Fund, its agents and affiliates and Fortis Advantage and included in the Registration Statement referred to in Section 5.5 (or supplied by the Acquired Fund or its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

        (p) Since the end of the Acquired Fund's most recently concluded fiscal year, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

        (q) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund's assets and liabilities to be set forth in the Effective Time
    Statement will be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund's articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the 1940 Act. At the Effective Time, the Acquired Fund will have no liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which are not reflected in the Effective Time Statement.

    4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

        (a) Fortis Income is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

        (b) Fortis Income is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Fortis Income under the 1933 Act, is in full force and effect;

        (c) Shares of the Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and any other applicable laws; said registrations, including any periodic reports or supplemental filings, are complete and current; all fees required to be paid in connection with such registrations have been paid; and the Acquiring Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

        (d) The Prospectus and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Fortis Income's articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

        (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of the Acquiring Fund's knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (g) The Statement of Assets and Liabilities of the Acquiring Fund as of the end of its most recently concluded fiscal year has been audited by KPMG Peat Marwick LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date, and there are no known material contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

        (h) Since the end of the Acquiring Fund's most recently concluded fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquiring Fund, the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute such a material adverse change;

        (i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

        (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

        (k) All issued and outstanding shares of the Acquiring Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, and there is not outstanding any security convertible into any Acquiring Fund shares (other than Class B and Class H shares which automatically convert to Class A shares after a specified period);

        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Acquiring Fund's Board of Directors, and at the Effective Time this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund's shareholders;

        (m) The information to be furnished by and on behalf of the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

        (n) Since the end of the Acquiring Fund's most recently concluded fiscal year, there have been no material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Fund; and

        (o) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund, its agents and affiliates and Fortis Advisers (or supplied by the Acquired Fund, its agents or affiliates for inclusion in said Registration Statement).

5.  FURTHER COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed). The Acquired Fund agrees that through the Effective Time, it will not acquire any securities which are not permissible investments for the Acquiring Fund.

    5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and the Amendment and to take all other action necessary to obtain approval of the transactions contemplated herein.

    5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

    5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary with respect to the Acquired Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of the Acquiring Fund (the "REGISTRATION STATEMENT"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

    5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by the Acquired Fund, in its sole and absolute discretion):

    6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

    6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request; and

    6.3 The Acquiring Fund shall have delivered to the Acquired Fund the certificate as to the issuance of Acquiring Fund shares contemplated by the second sentence of Section 3.4.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

    7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

    7.2 The Acquiring Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

    7.3 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

    7.4 The Acquired Fund shall have delivered to the Acquiring Fund the written instructions to the custodian for the Acquired Fund contemplated by Section 3.2;

    7.5 The Acquired Fund shall have delivered to the Acquiring Fund the certificate as to its shareholder records contemplated by the first sentence of
Section 3.4;

    7.6 At or prior to the Effective Time, the Acquired Fund's investment adviser, or an affiliate thereof, shall have reimbursed the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) exceed any applicable contractual or state-imposed expense limitations; and

    7.7 Immediately prior to the Effective Time, the Acquired Fund shall not hold any securities which are not permissible investments for the Acquiring Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    The  following  shall  constitute   further  conditions  precedent  to   the
consummation of the Reorganization:

    8.1 This Agreement, the Amendment and the transactions contemplated herein and therein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of its articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this
Section 8.1;

    8.2 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

    8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5 The parties shall have received the opinion of Dorsey & Whitney P.L.L.P. addressed to the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by the Acquired Fund, the Acquiring Fund, and their investment adviser and other service providers, substantially to the effect that:

        (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under
    Section 368(b) of the Code;

        (ii) the Acquired Fund Shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund Shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

       (iii) the tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor;

       (iv) the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

        (v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

       (vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

       (vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

      (viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

       (ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time; and

    8.6 The Amendment shall have been filed in accordance with the applicable provisions of Minnesota law.

9.  EXPENSES; INDEMNIFICATION

    9.1 All expenses incurred by the parties hereto in connection with the transactions contemplated hereby (including, without limitation, the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the
Acquired Fund shareholders meeting required to approve the transactions contemplated hereby) shall be allocated between and borne by the Acquired Fund and the Acquiring Fund in proportion to their relative net assets at the Effective Time. Such expenses, and the allocation thereof, shall be reflected in the calculations of net asset values pursuant to Section 2.1.

    9.2 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, the Acquired Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.3 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, the Acquiring Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

    10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty, covenant or agreement not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

11. TERMINATION

    This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's board of directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such board, make proceeding with this Agreement and such transactions not in the best interest of the applicable party's shareholders.

12. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund or the Acquired Fund, 500 Bielenberg Drive, Woodbury, Minnesota 55125.

14. HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

    14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

    14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                          FORTIS ADVANTAGE PORTFOLIOS, INC.
                                          on behalf of its
                                          GOVERNMENT TOTAL RETURN
                                          PORTFOLIO

                                          By ___________________________________

                                          Its __________________________________

                                          FORTIS INCOME PORTFOLIOS, INC.
                                          on behalf of its
                                          FORTIS U.S. GOVERNMENT
                                          SECURITIES FUND

                                          By ___________________________________

                                          Its __________________________________

               EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION
                             ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                       FORTIS ADVANTAGE PORTFOLIOS, INC.

    The undersigned officer of Fortis Advantage Portfolios, Inc. (the "Corporation"), a corporation subject to the provisions of Chapter 302A of the Minnesota Statutes, hereby certifies that the Corporation's Board of Directors
and shareholders, at meetings held              , 1995 and              ,  1996,
respectively, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to the Corporation's Amended and Restated Articles of Incorporation set forth in such resolutions were adopted pursuant to said Chapter 302A.

    WHEREAS, the Corporation is registered as an open end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and

    WHEREAS, it is desirable and in the best interests of the holders of the Series D shares of the Corporation (also known as the "Government Total Return Portfolio") that the assets belonging to such series be sold to Fortis U.S. Government Securities Fund, a series of Fortis Income Portfolios, Inc., a Minnesota corporation and an open end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Fortis U.S. Government Securities Fund; and

    WHEREAS, the Corporation wishes to provide for the pro rata distribution of such shares of Fortis U.S. Government Securities Fund received by it to holders of shares of the Corporation's Government Total Return Portfolio and the simultaneous cancellation and retirement of the outstanding shares of the Corporation's Government Total Return Portfolio; and

    WHEREAS, the Corporation and Fortis Income Portfolios, Inc. have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

    WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of the Corporation's Government Total Return Portfolio to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding shares of the Corporation's Government Total Return Portfolio, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

    NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article 5A immediately following Article 5 thereof:

        5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

            "CORPORATION" means this corporation.

            "FORTIS INCOME" means Fortis Income Portfolios, Inc., a Minnesota corporation.

            "ACQUIRED FUND" means the Corporation's Government Total Return Portfolio, which is represented by the Corporation's Series D shares.

            "CLASS A ACQUIRED FUND SHARES" means the Corporation's Series D, Class A shares.

            "CLASS B ACQUIRED FUND SHARES" means the Corporation's Series D, Class B shares.

            "CLASS C ACQUIRED FUND SHARES" means the Corporation's Series D, Class C shares.

            "CLASS H ACQUIRED FUND SHARES" means the Corporation's Series D, Class H shares.

            "ACQUIRING FUND" means Fortis Income's U.S. Government Securities Fund, which is represented by Fortis Income's Series A shares.

            "CLASS A ACQUIRING FUND SHARES" means Fortis Income's Series A, Class A shares.

            "CLASS B ACQUIRING FUND SHARES" means Fortis Income's Series A, Class B shares.

            "CLASS C ACQUIRING FUND SHARES" means Fortis Income's Series A, Class C shares.

            "CLASS H ACQUIRING FUND SHARES" means Fortis Income's Series A, Class H shares.

            "EFFECTIVE TIME" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Minnesota Secretary of State.

        (b) At the Effective Time, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Class A, Class B, Class C and Class H Acquiring Fund shares, all pursuant to the Agreement and Plan of Reorganization. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in Article 7(b), (c) and (d) of the Corporation's Amended and Restated Articles of Incorporation.

        (c) The numbers of Class A, Class B, Class C and Class H Acquiring Fund shares to be received by the Acquired Fund and distributed by it to the respective Acquired Fund shareholders shall be determined as follows:

           (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A shares, Class B shares, Class C shares and Class H shares shall be computed as of the Effective Time using the valuation procedures set forth in their respective articles of incorporation and bylaws, their respective then-current Prospectuses and Statements of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the "1940 ACT").

           (ii) The total number of Class A Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's Class A shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class A shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

          (iii) The total number of Class B Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's Class B shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class B shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class B shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

          (iv) The total number of Class C Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's Class C shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class C shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class C shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

           (v) The total number of Class H Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's Class H shares shall be determined as of the Effective Time by multiplying the number of Class H Acquired Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class H shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class H shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

          (vi) Immediately after the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders of the respective classes in liquidation of the Acquired Fund pro rata within classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of such classes immediately prior to the Effective
       Time) the full and fractional Acquiring Fund shares of the respective classes received by the Acquired Fund pursuant to (ii) through (v) above. Accordingly, each Class A Acquired Fund shareholder shall receive, immediately after the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class B Acquired Fund shareholder shall receive, immediately after the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class C Acquired Fund shareholder shall receive, immediately after the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each Class H Acquired Fund shareholder shall receive, immediately after the Effective Time, Class H Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class H Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

        (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

        (e) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Series D shares of the Corporation, without designation as to class.

    IN  WITNESS WHEREOF, the undersigned officer of the Corporation has executed
these Articles of Amendment behalf of the Corporation on            , 1996.

                                          FORTIS ADVANTAGE PORTFOLIOS, INC

                                          By ___________________________________

                                          Its __________________________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           PROSPECTUS/PROXY STATEMENT
                               DECEMBER 27, 1995

                       PROPOSED ACQUISITION OF ASSETS OF

                       GOVERNMENT TOTAL RETURN PORTFOLIO
                         A SEPARATELY MANAGED SERIES OF
                       FORTIS ADVANTAGE PORTFOLIOS, INC.

                        BY AND IN EXCHANGE FOR SHARES OF
                     FORTIS U.S. GOVERNMENT SECURITIES FUND
                         A SEPARATELY MANAGED SERIES OF
                         FORTIS INCOME PORTFOLIOS, INC.

                            ------------------------

                               TABLE OF CONTENTS
                            ------------------------

                                                    PAGE
                                                    -----
Incorporation by Reference.....................           3
Summary........................................           4
Risk Factors...................................          12
Information About the Reorganization...........          12
Information About the Acquired Fund and the
 Acquiring Fund................................          17
Voting Information.............................          20
Financial Statements and Experts...............          24
Legal Matters..................................          24
Exhibit A -- Agreement and Plan of
 Reorganization

                            ------------------------

The following documents accompany this Prospectus/Proxy Statement:

Prospectus dated December 1, 1995, of Fortis U.S. Government Securities Fund.

Annual Report of Fortis U.S. Government Securities Fund for the fiscal year ended July 31, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  PART B

                    STATEMENT OF ADDITIONAL INFORMATION
                          dated December 27, 1995

                       Acquisition of the Assets of

                    GOVERNMENT TOTAL RETURN PORTFOLIO
                     A Separately Managed Series of
                    FORTIS ADVANTAGE PORTFOLIOS, INC.
             500 Bielenberg Drive, Woodbury, Minnesota 55125
       Mailing Address: P.O. Box 64284, St. Paul, Minnesota  55164
                             (800) 738-4000

                    By and in Exchange for Shares of

                 FORTIS U.S. GOVERNMENT SECURITIES FUND
                     A Separately Managed Series of
                     FORTIS INCOME PORTFOLIOS, INC.
             500 Bielenberg Drive, Woodbury, Minnesota 55125
       Mailing Address: P.O. Box 64284, St. Paul, Minnesota  55164
                             (800) 738-4000

     This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of Government Total Return Portfolio (the "Acquired Fund"), a separately managed series of Fortis Advantage Portfolios, Inc. ("Fortis Advantage") by Fortis U.S. Government Securities Fund (the "Acquiring Fund"), a separately managed series of Fortis Income Portfolios, Inc., in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Acquired Fund and (b) the liquidation of the Acquired Fund and the pro rata distribution of the Acquiring Fund shares to Acquired Fund shareholders.

     This Statement of Additional Information consists of this cover page and the following documents, of which items 1 through 5 are incorporated by reference herein:

     1. The Statement of Additional Information dated December 1, 1995 of the Acquiring Fund.

     2. The Annual Report of the Acquiring Fund for the fiscal year ended July 31, 1995.

     3. The Statement of Additional Information dated March 1, 1995 of the Acquired Fund.

     4. The Annual Report of the Acquired Fund for the fiscal year ended October 31, 1994.

     5. The Semi-Annual Report of the Acquired Fund for the six months ended April 30, 1995.

     6. Financial Statements required by Form N-14, Item 14 (to the extent not included in items 2, 4 and 5 above).

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated December 27, 1995 relating to the above-referenced transaction may be obtained without charge by writing or calling the Acquired Fund or the Acquiring Fund at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

                                COMBINATION OF
    GOVERNMENT TOTAL RETURN PORTFOLIO OF FORTIS ADVANTAGE PORTFOLIOS, INC.
                                 WITH AND INTO
   FORTIS U.S. GOVERNMENT SECURITIES FUND OF FORTIS INCOME PORTFOLIOS, INC.


                INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS

     The accompanying unaudited pro forma combining statement of assets and liabilities, statement of operations, and schedule of investments of the Government Total Return Portfolio of Fortis Advantage Portfolios, Inc. (the "Acquired Fund") and the Fortis U.S. Government Securities Fund of Fortis Income Portfolios, Inc. (the "Acquiring Fund"), reflect the accounts of the two Funds at and for the 12-month period ended July 31, 1995. These statements have been derived from the annual report for the Acquiring Fund as of July 31, 1995, and the underlying accounting records used in calculating daily net asset values for the 12-month period ended July 31, 1995 for the Acquired Fund. The pro forma combining statements have been prepared based upon the various fee structures of the Funds in existence as of July 31, 1995.

PROFORMA STATEMENT OF ASSETS AND LIABILITIES
At July 31, 1995 (Unaudited)

                                                            Acquired          Acquiring
                                                              Fund               Fund
                                                            07/31/95           07/31/95          Proforma       Proforma
                                                          (Historical)       (Historical)      Adjustments      Combined
                                                     ----------------- ------------------ ----------------   ------------------
ASSETS
 Investments, at value                                   $63,234,031        $479,504,553                         $542,738,584
 Collateral for securities lending transactions           12,501,150         252,179,800                          264,680,950
 Receivables:
   Investment securities sold                                544,096          10,866,864                           11,410,960
   Interest and dividends                                    896,359           6,767,642                            7,664,001
   Subscriptions of capital stock                                107             105,824                              105,931
 Deferred registration costs                                  36,220              43,544                               79,764
                                                     ----------------- ------------------ ----------------   ------------------
TOTAL ASSETS                                              77,211,963         749,468,227             0            826,680,190
                                                     ----------------- ------------------ ----------------   ------------------
LIABILITIES
 Bank Overdraft                                                7,004                   0                                7,004
 Cash portion of dividends payable                           146,180             924,673                            1,070,853
 Payable upon return of securities loaned                 12,501,150         252,179,800                          264,680,950
 Payable for investment securities purchased                       0          14,771,875                           14,771,875
 Redemptions of capital stock                                 12,402             129,849                              142,251
 Payable for investment advisory and management fees          43,634             293,744                              337,378
 Payable for distribution fees                                 2,495                 745                                3,240
 Accounts payable and accrued expenses                        14,842              30,751                               45,593
                                                      ----------------- ------------------ ----------------   ------------------
TOTAL LIABILITIES                                         12,727,707         268,331,437             0            281,059,144
                                                      ----------------- ------------------ ----------------   ------------------
                    NET ASSETS                           $64,484,256        $481,136,790      $      0           $545,621,046
                                                      ================= ================== ================   ==================

NET ASSETS
 Net proceeds of capital stock, par value $.01 per share $78,063,964        $537,043,809                         $615,107,773
 Unrealized appreciation of investments                    1,087,931           3,867,629                            4,955,560
 Excess distributions over net investment income            (186,491)            (17,686)                            (204,177)
 Accumulated net realized loss from sale of investments  (14,481,148)        (59,756,962)                         (74,238,110)
                                                      ----------------- ------------------ ----------------   ------------------
TOTAL NET ASSETS                                         $64,484,256        $481,136,790      $      0           $545,621,046
                                                      ================= ================== ================   ==================


OUTSTANDING SHARES
     Class A                                               7,978,790             544,097      (879,761)(a)          7,643,126
     Class B                                                   5,826              53,530          (662)(a)             58,694
     Class C                                                   2,402              36,194          (266)(a)             38,330
     Class H                                                  48,211             534,676        (5,507)(a)            577,380
     Class E                                                     N/A          52,149,917                           52,149,917

NET ASSET VALUE
     Class A                                                   $8.03               $9.02                                $9.02
     Class B                                                   $8.00               $9.02                                $9.02
     Class C                                                   $8.01               $9.01                                $9.01
     Class H                                                   $7.99               $9.02                                $9.02
     Class E                                                     N/A               $9.02                                $9.02

See accompanying notes to proforma financial statements.

(a) Reflects reduction in shares due to differences in the net asset values of the Funds.

PROFORMA STATEMENT OF OPERATIONS
For the year ended July 31, 1995 (Unaudited)


                                                                ACQUIRED        ACQUIRING
                                                                  FUND            FUND
                                                                07/31/95        07/31/95           PROFORMA            PROFORMA
                                                              (HISTORICAL)    (HISTORICAL)        ADJUSTMENTS          COMBINED
                                                            ---------------- ------------------ ---------------    ----------------
NET INVESTMENT INCOME:
  Income
     Interest Income                                           $5,282,170       $41,392,499      $ 702,522  (c)        $47,377,191
     Fee Income                                                     5,132           321,417              0                 326,549
                                                            ---------------- ------------------ ---------------   ----------------
  Total Income                                                  5,287,302        41,713,916        702,522              47,703,740
                                                            ---------------- ------------------ ---------------   ----------------
  Expenses:
     Investment advisory and management fees                      535,894         3,576,719        (59,333) (a)          4,053,280
     Distribution fees                                            239,212            23,151        (67,957) (a)            194,406
     Shareholders' notices and reports                             29,690           112,706        (12,239) (a)            130,157
     Legal and auditing fees                                       24,608            72,056        (23,000) (a)             73,664
     Registration fees                                             46,266            67,862        (44,000) (a)             70,128
     Custodian fees                                                32,692            62,744        (32,060) (a)             63,376
     Directors' fees and expenses                                   5,709            46,526         (5,709) (a)             46,526
     Other                                                          8,266            46,734         (8,266) (a)             46,734
                                                            ---------------- ------------------ ---------------   ----------------
  Total Expenses                                                  922,337         4,008,498       (252,564)              4,678,271
  Less reimbursable expenses                                            0           (84,896)        84,896  (b)                  0
                                                            ---------------- ------------------ ---------------   ----------------
  Net Expenses                                                    922,337         3,923,602       (167,668)              4,678,271
                                                            ---------------- ------------------ ---------------   ----------------
NET INVESTMENT INCOME                                           4,364,965        37,790,314        534,854              43,025,469
                                                            ---------------- ------------------ ---------------   ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss from security transactions                 (5,261,210)      (33,680,898)             0             (38,942,108)
  Net change in unrealized appreciation of investments
     in securities                                              5,179,283        31,855,826       (702,522) (c)         36,332,587
                                                            ---------------- ------------------ ---------------   ----------------
NET LOSS ON INVESTMENTS                                           (81,927)       (1,825,072)      (702,522)             (2,609,521)
                                                            ---------------- ------------------ ---------------   ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $4,283,038       $35,965,242      $ 167,668             $40,415,948
                                                            ================ ================== ===============   ================


See accompanying notes to pro forma financial statements.

(a) Reflects reduction in expenses due to elimination of duplicate services.
(b) Expense waiver was in effect only through June 1, 1995.
(c) Reflects differences in the amortization policies of the Funds.

PROFORMA SCHEDULE OF INVESTMENTS
At July 31, 1995 (Unaudited)

        FACE AMOUNT (HISTORICAL)         SECURITY                                                 MARKET AMOUNT (HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------
 ACQUIRED      ACQUIRING                                                                       ACQUIRED     ACQUIRING
   FUND          FUND         COMBINED                                                           FUND         FUND        COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                         ASSET BACKED SECURITIES
                                         -----------------------
$ 1,500,000            $0     $1,500,000  Oakwood Mtg. Investors, Inc., 7.1% Ser 1995-A        $1,468,687            $0   $1,468,687
                                            9-15-2020
  2,000,000             0      2,000,000  Green Tree Financial Corp., 7.65% Ser 1994-1          2,008,396             0    2,008,396
                                            4-15-2019
  1,620,942             0      1,620,942  Residential Resources, Inc., 9.50% Series 14          1,651,722             0    1,651,722
                                            12-1-2018
------------------------------------------------------------------------------------------------------------------------------------
  5,120,942             0      5,120,942                                                        5,128,805             0    5,128,805
------------------------------------------------------------------------------------------------------------------------------------
                                         U.S. GOVERNMENT AND GOVERNMENT OBLIGATIONS
                                         ------------------------------------------
          0    18,656,985     18,656,985  FHLMC Mortgage Backed, 8.00% 2001-2002                        0    19,094,248   19,094,248
    393,810     5,933,756      6,327,566  FHLMC Mortgage Backed, 9.00% 2001-2022                  405,748     6,174,814    6,580,562
  1,725,912    10,546,129     12,272,041  FHLMC Mortgage Backed, 9.50% 2016                     1,811,129    11,066,844   12,877,973
          0       426,504        426,504  FHLMC Mortgage Backed, 10.50% 2015                            0       463,690      463,690
    261,578       248,872        510,450  FHLMC Mortgage Backed, 11.25% 2013-2014                 288,553       274,537      563,090
    447,148     1,044,017      1,491,165  FHLMC Mortgage Backed, 11.50% 2015-2019                 494,797     1,155,269    1,650,066
          0     1,265,083      1,265,083  FHLMC Mortgage Backed, 11.75% 2010-2015                       0     1,405,033    1,405,033
    313,863             0        313,863  FHLMC Mortgage Backed, 12.50% 2019                      352,017             0      352,017
          0     2,404,831      2,404,831  FHLMC #136-D PAC, 9.00% 2020                                  0     2,459,467    2,459,467
     44,025       108,257        152,282  FHLMC #1364 Interest Only I/O-ette strip, 100% 2015     660,368     1,623,856    2,284,224
  1,202,416             0      1,202,416  FHLMC Remic-Pac's, 9.0% 2020                          1,229,733             0    1,229,733
  1,500,000             0      1,500,000  FHLMC Remic-Pac's, 9.5% 2003                          1,535,444             0    1,535,444
          0    15,000,000     15,000,000  FNMA Mortgage Backed, 7.00% 2025 (TBA)                        0    14,625,000   14,625,000
          0    21,227,505     21,227,505  FNMA Mortgage Backed, 7.50% 2022-2024                         0    21,161,169   21,161,169
          0    15,080,429     15,080,429  FNMA Mortgage Backed, 8.00% 2024                              0    15,311,340   15,311,340
  2,095,473    11,963,741     14,059,214  FNMA Mortgage Backed, 8.50% 2022-2025                 2,158,991    12,146,930   14,305,921
          0       226,337        226,337  FNMA Mortgage Backed, 9.00% 2020                              0       235,391      235,391
          0     2,315,203      2,315,203  FNMA Mortgage Backed, 9.75% 2020                              0     2,471,838    2,471,838
          0     1,882,841      1,882,841  FNMA Mortgage Backed, 10.00% 2020                             0     2,045,236    2,045,236
    410,220     1,517,640      1,927,860  FNMA Mortgage Backed, 10.50% 2012-2018                  449,575     1,663,238    2,112,813
          0       404,443        404,443  FNMA Mortgage Backed, 10.75% 2013                             0       445,772      445,772
          0     4,561,957      4,561,957  FNMA Mortgage Backed, 11.00% 2015-2020                        0     5,056,641    5,056,641
          0       588,197        588,197  FNMA Mortgage Backed, 11.25% 2013                             0       654,002      654,002
    382,269             0        382,269  FNMA Mortgage Backed, 11.50% 2015                       426,349             0      426,349
    278,109       417,628        695,737  FNMA Mortgage Backed, 12.00% 2011-2016                  312,438       469,179      781,617
    265,702       789,482      1,055,184  FNMA Mortgage Backed, 12.50% 2015                       300,326       892,361    1,192,687
  2,000,000    10,000,000     12,000,000  FNMA Note, 6.85% 2000                                 2,002,974    10,014,870   12,017,844
  1,500,000     9,000,000     10,500,000  FNMA Note, 7.40% 2004                                 1,567,463     9,404,775   10,972,238
          0    16,750,000     16,750,000  FNMA Note, 7.65% 2005                                         0    17,850,106   17,850,106
  2,000,000    13,000,000     15,000,000  FNMA Note, 8.50% 2005                                 2,140,282    13,911,833   16,052,115
          0     3,161,624      3,161,624  FNMA Remic-Pac's, 7.50% 2019                                  0     3,174,046    3,174,046
          0     6,500,000      6,500,000  FNMA Remic-Pac's, 9.00% 2021                                  0     6,846,899    6,846,899
     89,622       158,899        248,521  FNMA Remic-Pac's, 13.50% 2017                            91,454       162,149      253,603
  1,664,702     8,332,978      9,997,680  GNMA Mortgage Backed, 7.50% 2022                      1,662,100     8,319,954    9,982,054
  4,048,638             0      4,048,638  GNMA Mortgage Backed, 8.00% 2017-2022                 4,129,611             0    4,129,611
    567,030    18,622,484     19,189,514  GNMA Mortgage Backed, 9.00% 2016-2022                   590,420    19,504,064   20,094,484
  1,316,936             0      1,316,936  GNMA Mortgage Backed, 9.125% 2018                     1,345,526             0    1,345,526
  3,446,582    24,907,854     28,354,436  GNMA Mortgage Backed, 9.50% 2016-2019                 3,636,164    26,240,116   29,876,280
          0     1,066,600      1,066,600  GNMA Mortgage Backed, 11.00% 2015-2018                        0     1,167,927    1,167,927
          0        66,368         66,368  GNMA Mortgage Backed, 11.25% 2015                             0        73,720       73,720
  3,500,000    25,150,000     28,650,000  FHLB Note, 7.31% 2004                                 3,628,874    26,076,048   29,704,922
  7,000,000    15,000,000     22,000,000  Resolution Funding Corp. Zero Coupon Strip,           1,831,963     3,849,135    5,681,098
                                            7.24% 2014
  2,930,000    33,500,000     36,430,000  U.S. Treasury Bond, 8.125% 2021                       3,340,200    38,190,000   41,530,200
  5,000,000    34,500,000     39,500,000  U.S. Treasury Note, 6.75% 2000                        5,109,375    35,254,688   40,364,063
  1,360,000     4,400,000      5,760,000  U.S. Treasury Note, 7.25% 1996                        1,380,400     4,466,000    5,846,400
  2,000,000    15,000,000     17,000,000  U.S. Treasury Note, 7.875% 1996-2004                  2,191,872    15,173,415   17,365,287
          0    20,000,000     20,000,000  U.S. Treasury Note, 8.25% 1998                                0    21,181,220   21,181,220
  5,000,000    25,000,000     30,000,000  U.S. Treasury Note, 8.75% 1997                        5,285,930    26,429,650   31,715,580
          0    20,000,000     20,000,000  U.S. Treasury Note, 8.875% 1998                               0    21,643,720   21,643,720
  4,500,000    33,000,000     37,500,000  U.S. Treasury Note, 9.00% 1998                        4,838,900    35,485,263   40,324,163
  2,650,000    13,350,000     16,000,000  U.S. Treasury Note, 9.375% 1996                       2,716,250    13,683,750   16,400,000
------------------------------------------------------------------------------------------------------------------------------------
 59,894,035   467,076,644    526,970,679                                                       57,915,226   478,999,203  536,914,429
------------------------------------------------------------------------------------------------------------------------------------
                                         SHORT-TERM INVESTMENTS
                                         ----------------------
    190,000             0        190,000  Associates Corp. Master Variable Rate Note, 5.79%       190,000             0      190,000
          0       505,350        505,350  Federated Treasury Obligation Fund, 5.70%                     0       505,350      505,350
------------------------------------------------------------------------------------------------------------------------------------
    190,000       505,350        695,350                                                          190,000       505,350      695,350
------------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS
                                         -----------------
$65,204,977  $467,581,994   $532,786,971                                                      $63,234,031  $479,504,553 $542,738,584
------------------------------------------------------------------------------------------------------------------------------------
                                         COST
                                         ----
                                                                                              $62,146,100  $475,636,924 $537,783,024
------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA FOOTNOTES OF MERGER BETWEEN ACQUIRED FUND AND ACQUIRING FUND July 31, 1995 (Unaudited)


1.   GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Fortis Advantage Government Total Return Portfolio (Acquired Fund) by Fortis U.S. Government Securities Fund (Acquiring
Fund), as if such acquisition had taken place as of the close of business on July 31, 1994.

Under the terms of the Plan of Reorganization, the combination of the Acquired Fund and the Acquiring Fund will be taxed as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The statements of assets and liabilities and the related statements of operations of the Acquired Fund and the Acquiring Fund have been combined as of and for the year ended July 31, 1995.

The accompanying proforma financial statements should be read in conjunction with the financial statements and schedule of investments of the Acquiring Fund which are included in its annual report dated July 31, 1995. The information included in the proforma financial statements for the Acquired Fund are from a non-fiscal report date of the fund, however significant accounting information can be found in the Fund's semi-annual report dated April 30, 1995.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned acquisition of the Acquired Fund and the Acquiring Fund had taken place as of the close of business on July 31, 1994.

2.   SIGNIFICANT ACCOUNTING POLICIES

The Acquiring Fund is a Minnesota corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Acquiring Fund are (a) securities transactions are accounted for on the trade date (b) long-term debt securities are valued at current market prices on the basis of valuations furnished by an independent pricing service; short-term investments that have a maturity of 60 days or less are valued at amortized cost (c) interest income is recorded on the accrual basis (d) gains or losses on the sale of securities are calculated by using the identified cost method
(e) for financial reporting purposes, except for original issue discount, the Acquiring Fund does not amortize long-term bond premium and discount (the Acquired Fund amortizes all premium and discount including original issue discount for financial reporting purposes, differences in amortization have been reflected in the proforma financials) (f) the Acquiring Fund lends its portfolio securities (as does the Acquired Fund) (g) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; registration costs are deferred and charged to income over the registration period (h) distributions from net investment income are declared daily and paid monthly; the Fund

PRO FORMA FOOTNOTES OF MERGER BETWEEN ACQUIRED FUND AND ACQUIRING FUND July 31, 1995 (Unaudited) (continued)




will generally make annual distributions of any realized capital gains as required by law (i) the Acquiring Fund intends to qualify under the Internal Revenue Code as a regulated investment company and, if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed.


3.   PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on July 31, 1995, and adjustments made to expenses for duplicated services that would not have been incurred if the merger had taken place as of the close of business on July 31, 1994.

4.   PAYMENTS TO RELATED PARTIES

Fortis Advisers, Inc. is the investment adviser of the Acquiring Fund. Investment advisory and management fees are computed at an annual rate of .80% on the first 50 million of average daily net assets and .70% of net assets in excess of $50 million. All fees are calculated daily and paid monthly. In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (Acquiring Fund's principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares.

5.   FEDERAL TAXES

At July 31, 1995, the Acquiring Fund had net capital loss carryovers of $59,084,201 available to offset future capital gains. To the extent that these carryover losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.